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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the use in Form 10-SB of our report dated March 12, 1999, relating to the financial statements of GeneLink, Inc., which is contained therein.




Philadelphia, Pennsylvania
December 28, 1999                                    Siegal & Drossner, P.C.